UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 14, 2004
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 14, 2004, Millennium Cell Inc. (the “Company”) received notification from The Nasdaq Stock Market (“Nasdaq”) that Nasdaq had approved the Company’s application to transfer the listing of the Company’s shares of common stock, par value $.001 per share (“Common Stock”), from the Nasdaq National Market to the Nasdaq SmallCap Market. The Company’s Common Stock will begin trading on the Nasdaq SmallCap Market at the opening of trading on December 17, 2004. The Common Stock will continue to be traded under the ticker symbol “MCEL”.

The press release announcing the Company’s receipt of the notification from Nasdaq is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)        Exhibits

99.1        Press Release dated December 14, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Millennium Cell Inc.

             By: /s/ John D. Giolli
                                              Name:  John . Giolli, CPA
                                        Title: Vice President, Finance andActing Chief Financial Officer

Date: December 17, 2004

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